NASDAQ - IRGI 4th Quarter and Full Year Results/ February 3, 2004

Safe Harbor Disclaimer Statements contained in this presentation that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual result may differ materially. Factors that might cause such difference include, but are not limited to, risks associated with: the reduction in research and development activities by pharmaceutical and biotechnology clients, changes in government regulations, the effects of interest rate and foreign exchange rate fluctuations, our ability to attract and retain employees, the loss or delay of contracts due to economic uncertainty or other factors, our ability to efficiently manage backlog, our ability to expand our business through strategic acquisitions, competition within the industry and the potential adverse impact of health care reform. Further information about these risks and uncertainties can be found in the information included in the company's recent filings with the Securities and Exchange Commission, including the company's Registration Statement on Form S-3 and Form 10-K.

Regulation G This presentation includes supplemental financial information which may contain references to non- GAAP financial measures as defined by Regulation G of the SEC rules. Consistent with Regulation G, a reconciliation of this supplemental financial information to our generally accepted accounting principles (GAAP) is set out in our earnings release dated February 2, 2004. We present this non- GAAP supplemental financial information because we believe it is of interest to the investment community and provides additional meaningful methods of evaluating certain aspects of the Company's operating performance from period to period on a basis that may not be otherwise apparent on a GAAP basis. This supplemental financial information should be viewed in addition to, not in lieu of, the Company's consolidated statements of operations for the three and twelve month periods ended December 31, 2003 and 2002. 3

Building the world's leading and most profitable drug development services company Our Mission

Investment Highlights Global market presence Full-service drug development capability Large market opportunity Established leadership position in pre-clinical Unique position in clinical development Diversified revenue mix and client base Proven management team Track record of growth and profitability

Walter Nimmo - President & CEO Operational Overview

4th Quarter Financial Highlights Q4, 2002 Q4, 2003 Data 57.827 77.192 +33% Net Service Revenue Q4, 2002 Q4, 2003 Reported 0.25 0.29 Pro Forma 0.25 0.3 +20% Diluted EPS

Pre-clinical Net service revenue increased 19.1% to $43.0 million In constant dollar terms pre-clinical revenues grew 4% European pre-clinical operations continued to trade very strongly - expansion fully occupied Despite adverse FX and mix, CTBR results remain highly creditable compared with its peers Strong signings will lead to more favorable business mix at CTBR in Q1/Q2 2004 Clinical Net service revenue increased 57% to $34.2 million Impact of PharmaResearch acquisition for the full quarter PharmaResearch integration on plan, facilities consolidated in USA Strong demand for services combined with project completions drive Q4 revenues Cost savings and revenue growth combine to drive margin up 2.7% from the Q3 (to 13.0%) 4th Quarter Financial Highlights (cont.) 8

2003 Financial Highlights 2002 2003 Data 222.462 272.482 +22% Net Service Revenue 2002 2003 Reported -0.94 1.01 Pro Forma 0.88 1.07 +22% Diluted EPS

2003 Key Highlights Strong performance in Pre-clinical maintained, despite adverse FX movements and volatility in the US market Stage 1 expansion in Montreal operational beginning Q1, Stage 1 expansion in Edinburgh operational in Q3 -fully occupied. Stage 2 expansion underway at both facilities for completion in 2004 and 2005 Improvement in Clinical operating performance maintained into 2003 Acquisition of PharmaResearch completed in July. Acquisition significantly enhances the scale of our North American Clinical business, with forecast cost savings of $5.0 - $6.0 million annually 11,500,000 share offering completed in November - 1,000,000 primary; 10,500,000 secondary New business signings total $331 million for the year, with signings of $108 million in the fourth quarter 10

Analysis of Net Service Revenue - 2003 Clinical 40% Pre-clinical 60% Biotech 33% Pharma 55% Other 12% Europe 33% USA 57% ROW 3% Japan 7%

Major Pharma Major Pharma Major Pharma Major Pharma Biotech Major Pharma Biotech Biotech Major Pharma Biotech Biotech Biotech Biotech Major Pharma Biotech Agrichemicals Biotech Biotech Pharma Pharma Pharma Pharma Biotech Biotech AgriChemical Biotech Major Pharma Biotech Biotech Biotech Biotech Major Pharma Biotech Biotech Major Pharma Biotech Major Pharma Major Pharma Major Pharma Major Pharma Data 0.009 0.009 0.009 0.009 0.009 0.01 0.01 0.01 0.01 0.012 0.014 0.014 0.019 0.023 0.025 0.027 0.027 0.028 0.039 0.085 Revenue by Client - 2003 Percentage of 2003 YTD Net Service Revenue Top client - 8.5% Top 5 clients - 20.7% Top 20 clients - 39.7%

New Business Signings and Revenues Aggregated Latest Twelve Months 12/01 3/02 6/02 9/02 12/02 3/03 6/03 9/03 12/03 New Business Signings 243 265 266 259 267 271 281 300 331 Net Service Revenue 156.3 193.5 202.8 211.8 222.4 226.9 238.4 253.1 272.5 LTM Net Service Revenues LTM New Business Signings (MATS) LTM - latest twelve months

Confirmed Backlog Q2,01 Q3,01 Q4,01 Q1,02 Q2,02 Q3,02 Q4,02 Q1,03 Q2,03 Q3,03 Q4,03 Clinical Development Services Revenues 149 165 172 193 202 206 210 222 224 259 285 $ millions

Paul Cowan - CFO Financial Overview

Revenues Q4, 2002 Q4, 2003 Pre-clinical 36.092 42.988 Clinical 21.735 34.204 +34% 4th Quarter, 2003 57.8 77.2 +57% +19% Clinical 2002 2003 Pre-clinical 142.174 163.138 Clinical 80.288 109.344 +20% Full Year 2003 222.5 272.4 +36% +15%

Pro Forma Income From Operations Q4, 2002 Q4, 2003 Pre-clinical 10.927 10.979 Clinical 3.107 4.441 Total 11.978 13.06 4th Quarter, 2003 2002 2003 Pre-clinical 43.504 43.635 Clinical 9.044 12.481 Total 45.593 47.892 Full Year 2003 Clinical Total 17

Segment Results Q4, 2003 (Dollars in millions) Pre-clinical Pre-clinical Clinical Clinical (Dollars in millions) 2003 2002 2003 2002 Net service revenue 43.0 36.1 34.2 21.7 Income from operations 11.0 10.9 4.4 3.1 Operating margin 25.5% 30.3% 13.0% 14.3%

Segment Profitability (Dollars in millions) Pre-clinical Pre-clinical Clinical Clinical (Dollars in millions) 2003 2002 2003 2002 Net service revenue 163.1 142.2 109.3 80.3 Income from operations 43.6 43.5 12.5 9.0 Operating margin 26.7% 30.6% 11.4% 11.3% Full-Year 2003 19

Strong Capitalization Capitalization (Dollars in thousands) December 31, 2002 December 31, 2003 Cash and equivalents 19,909 24,579 Gross financial debt (67,985) (58,798) Net (debt) cash (48,076) (34,219) Shareholders' Equity 152,403 234,175 Gross debt/book capitalization 30.8% 20.1 % Net debt/book capitalization 21.8% 11.7 % Cash Flow Operating Cash Flow 51,239 56,309 Capital Expenditures (25,479) (30,414) Net DSO's 30 28 Excludes payment of interest on 10% unsecured subordinated loan stock due 2008 following the IPO in 2002 20

Walter Nimmo - President & CEO 2004 Guidance

2004 Financial Guidance 2003A 2004F Growth Net service revenue ($mil) 272 335 - 340 23% - 25% Diluted EPS $1.07 (i) $1.30 - $1.34 22% - 25% Capital Expenditure ($mil) 30.4 35.0 15% Assumed exchange rates: USD:CAD 1.40 1.30 USD:STG 1.63 1.75 (i) Pro Forma 22

Near-Term Growth Opportunities Continued strength in demand for Pre-clinical and Clinical development services, as underpinned by strength of new business signings in Q3/Q4 Maintain focus on specialist, high value services; drive market share gain through global capability and continue expansion of laboratory science services Full-year effect of the PharmaResearch acquisition Renewed strength of North American pre-clinical market for both general and specialty toxicology Continued benefit from current Pre-clinical expansion plans Opportunity to drive revenue and EPS growth through further disciplined M&A activity Strategy to maintain a diverse revenue and client base positions IRGI well for 2004

NASDAQ - IRGI 4th Quarter and Full Year Results/ February 3, 2004